UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  September 21, 2015

Boulevard Acquisition Corp. II

(Exact Name of Registrant as Specified in Charter)

Delaware (State or other jurisdiction of incorporation)	001-37561 (Commission File Number)	46-4583763 (I.R.S. Employer Identification Number)

399 Park Avenue, 6th Floor New York, NY (Address of principal executive offices)	10022 (Zip code)

(212) 878-3500
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 8.01.  Other Events.

On September 25, 2015, Boulevard Acquisition Corp. II (the “Company”) consummated its initial public offering (the “Offering”) of 35,000,000 of its units (the “Units”).  Each Unit consists of one share of the Company’s class A common stock, par value $0.0001 per share (“Common Stock”), and one-half of one warrant (“Warrant”).  Each whole Warrant entitles the holder thereof to purchase one share of Common Stock at a price of $11.50 per share.  The Units were sold at an offering price of $10.00 per Unit, generating gross proceeds, before expenses, of $350,000,000.

Simultaneously with the consummation of the Offering, the Company consummated the private sale of 9,350,000 warrants (the “Private Placement Warrants”), each exercisable to purchase one share of Common Stock at $11.50 per share, to the Company’s sponsor, Boulevard Acquisition Sponsor II, LLC (the “Sponsor”) and an unaffiliated purchaser, at a price of $1.00 per Private Placement Warrant, generating gross proceeds, before expenses, of $9,350,000 (the “Private Placement”).  The Private Placement Warrants are identical to the Warrants included in the Units sold in the Offering, except that the Private Placement Warrants (i) will not be redeemable by the Company so long as they are held by their initial purchasers or their permitted transferees, and (ii) may not be transferred, assigned or sold, except to certain permitted transferees, until 30 days after the Company completes its initial business combination.

Approximately $350,000,000 of the proceeds from the Offering and the Private Placement were placed in a trust account at J.P. Morgan Chase Bank, N.A., with Continental Stock Transfer & Trust Company acting as trustee.  Except for the withdrawal of interest to pay income taxes and franchise taxes, none of the funds held in the trust account will be released until the earlier of the completion of the Company’s initial business combination or the redemption of 100% of the Common Stock issued by the Company in the Offering if the Company is unable to consummate an initial business combination within 24 months from the closing of the Offering, or 27 months from the closing of the Offering if the Company has executed a letter of intent, agreement in principle or definitive agreement for an initial business combination within 24 months from the closing of the Offering.

The Company is including as exhibits to this Current Report on Form 8-K executed copies of its Amended and Restated Certificate of Incorporation, Registration Rights Agreement, Warrant Agreement, Letter Agreements, Investment Management Trust Agreement, Amended and Restated Private Placement Warrants Purchase Agreement, Securities Escrow Agreement, Administrative Services Agreement, a copy of the press release issued by the Company announcing the pricing of the Offering and a copy of the press release issued by the Company announcing the consummation of the Offering.

Item 9.01.  Financial Statements and Exhibits.

(d)                                 Exhibits.

Exhibit Number	Exhibit
3.1	Amended and Restated Certificate of Incorporation.

4.1	Registration Rights Agreement among Boulevard Acquisition Corp. II, Boulevard Acquisition Sponsor II, LLC and the other parties signatory thereto, dated as of September 21, 2015.

4.2	Warrant Agreement between Boulevard Acquisition Corp. II and Continental Stock Transfer & Trust Company, dated as of September 21, 2015.

10.1(a)	Letter Agreement among Boulevard Acquisition Corp. II, Boulevard Acquisition Sponsor II, LLC and Avenue Capital Management II, L.P., dated as of September 21, 2015.

10.1(b)	Letter Agreement between Boulevard Acquisition Corp. II and Robert J. Campbell, dated as of September 21, 2015.

10.1(c)	Letter Agreement between Boulevard Acquisition Corp. II and Joel Citron, dated as of September 21, 2015.

10.1(d)	Letter Agreement between Boulevard Acquisition Corp. II and Darren Thompson, dated as of September 21, 2015.

10.2	Investment Management Trust Agreement between Boulevard Acquisition Corp. II and Continental Stock Transfer & Trust Company, dated as of September 21, 2015.

10.3	Amended and Restated Private Placement Warrants Purchase Agreement between Boulevard Acquisition Corp. II and Boulevard Acquisition Sponsor II, LLC, dated as of September 14, 2015.

10.4

Securities Escrow Agreement among Boulevard Acquisition Corp. II, Boulevard Acquisition Sponsor II, LLC, the Initial Holders party thereto and Continental Stock Transfer & Trust Company, dated as of September 21, 2015.

10.5	Administrative Services Agreement between Boulevard Acquisition Corp. II and Avenue Capital Management II, L.P., dated as of September 21, 2015.

99.1	Press Release of Boulevard Acquisition Corp. II, dated as of September 21, 2015.

99.2	Press Release of Boulevard Acquisition Corp. II, dated as of September 25, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated:  September 28, 2015

Boulevard Acquisition Corp. II

By:	/s/ Thomas Larkin
Name: Thomas Larkin
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Exhibit
3.1	Amended and Restated Certificate of Incorporation.

4.1	Registration Rights Agreement among Boulevard Acquisition Corp. II, Boulevard Acquisition Sponsor II, LLC and the other parties signatory thereto, dated as of September 21, 2015.

4.2	Warrant Agreement between Boulevard Acquisition Corp. II and Continental Stock Transfer & Trust Company, dated as of September 21, 2015.

10.1(a)	Letter Agreement among Boulevard Acquisition Corp. II, Boulevard Acquisition Sponsor II, LLC and Avenue Capital Management II, L.P., dated as of September 21, 2015.

10.1(b)	Letter Agreement between Boulevard Acquisition Corp. II and Robert J. Campbell, dated as of September 21, 2015.

10.1(c)	Letter Agreement between Boulevard Acquisition Corp. II and Joel Citron, dated as of September 21, 2015.

10.1(d)	Letter Agreement between Boulevard Acquisition Corp. II and Darren Thompson, dated as of September 21, 2015.

10.2	Investment Management Trust Agreement between Boulevard Acquisition Corp. II and Continental Stock Transfer & Trust Company, dated as of September 21, 2015.

10.3	Amended and Restated Private Placement Warrants Purchase Agreement between Boulevard Acquisition Corp. II and Boulevard Acquisition Sponsor II, LLC, dated as of September 14, 2015.

10.4

Securities Escrow Agreement among Boulevard Acquisition Corp. II, Boulevard Acquisition Sponsor II, LLC, the Initial Holders party thereto and Continental Stock Transfer & Trust Company, dated as of September 21, 2015.

10.5	Administrative Services Agreement between Boulevard Acquisition Corp. II and Avenue Capital Management II, L.P., dated as of September 21, 2015.

99.1	Press Release of Boulevard Acquisition Corp. II, dated as of September 21, 2015.

99.2	Press Release of Boulevard Acquisition Corp. II, dated as of September 25, 2015.